Exhibit 10.73

STATE AUTO FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

DISTRIBUTION ELECTION FORM

This form is an election form governing benefit distributions from the State Auto Financial Corporation Supplemental Executive Retirement Plan (the “SERP”). Capitalized terms, if not defined herein, are as defined in the SERP document.

Please complete the following:

Name: __________________________________________________________________________________________________

Soc. Sec. No.: ______________________________________________ Date of Birth: __________________________________

Address: _________________________________________________________________________________________________

_________________________________________________________________________________________________________

ELECTION INSTRUCTIONS

Select a time and form of distribution for your SERP benefits. Also select a form of distribution for any death or disability benefits payable from the SERP. Complete the Beneficiary Designation portion of the form.

A.	TIME AND FORM OF PAYMENT OF SERP BENEFITS

Complete this payment election section to indicate the time and form of payment of your SERP benefits.

NOTE: Changes to the form and/or time of payment after an initial election will be effective for all benefits payable to you under the SERP (not including death or disability benefits) AND will require a delay in the timing of your payment(s) (as described below).

This is (check one):	☐ an initial election
	☐ a modified election	(I understand that my payments will be delayed as required by law as described below***)

[1]	TIME OF PAYMENT

I elect payment of my SERP benefits to commence as of my Separation from Service1 with the Company and:       (select one)

☐	my attainment of age ___, (any age other than 65)

☐	my attainment of age 65, or

☐	__________________________________ (Insert a specific date for a later payment of your SERP benefits.)

[2]	FORM OF PAYMENT

[1]

If you are a “specified employee” as defined in Section 409A of the Internal Revenue Code of 1986, as amended, payment of your SERP benefits will be delayed for a period of at least six months after the date of your Separation from Service, as required by Code Section 409A.

I elect payment of my SERP benefits as:       (select one)

☐	monthly installment payments for a period 120 months, as calculated under the SERP,

☐	a joint and survivor annuity with a 50% annuity benefit paid to my beneficiary,

☐	a joint and survivor annuity with a 100% annuity benefit paid to my beneficiary,

☐	a single life annuity, or

☐	a lump sum payment.

NOTE: If you make no election under the Form of Payment, the automatic form of payment (a single life annuity payable upon Separation of Service and attainment of age 65) under the SERP will apply.

***IMPORTANT INFORMATION ABOUT CHANGES TO PAYMENT TIMING AND FORM***

IF YOU ELECT TO CHANGE THE FORM OR TIMING OF PAYMENT UNDER THE SERP AFTER YOUR INITIAL ELECTION, YOUR CHANGES WILL NOT BE EFFECTIVE UNTIL 12 MONTHS FROM THE DATE OF THE CHANGE. IN ADDITION, YOUR DISTRIBUTIONS MUST BE DELAYED FOR AT LEAST 5 YEARS AFTER THE DATE YOU ORIGINALLY ELECTED TO BEGIN PAYMENT UNDER THE SERP.

(FOR EXAMPLE, IF YOUR INITIAL ELECTION WAS TO RECEIVE A DISTRIBUTION FROM THE SERP UPON SEPARATION FROM SERVICE AND ATTAINMENT OF AGE 62 AND YOU NOW WISH TO DELAY THE TIMING TO A LATER DATE, YOU MUST ELECT A DATE THAT IS AT LEAST 5 YEARS AFTER THE DATE OF YOUR SEPARATION FROM SERVICE AND ATTAINMENT OF AGE 62.)

IF YOU HAVE ANY QUESTION REGARDING THE DELAY REQUIREMENTS FOR CHANGES TO PAYMENT TIMING AND FORM ELECTIONS, PLEASE CONTACT THE PLAN ADMINISTRATOR.

B.	FORM OF PAYMENT FOR DEATH OR DISABILITY BENEFITS

Complete this payment election section to indicate the form of payment of any death or disability benefits payable from the SERP. NOTE: Changes to the form of payment after an initial election will require a delay in the effective date of your election for a period of 12 months from the date of change. In the event you die or become disabled within 12 months of your election change, the change will not be effective and your prior distribution election will be administered.

This is (check one):	☐ an initial election
	☐ a modified election	(I understand that my payments will be delayed as required by law as described above)

[1]	FORM OF PAYMENT – DEATH BENEFITS

I elect payment of my death benefits to my beneficiary as: (select one)

☐	monthly installment payments for a period 120 months, as calculated under the SERP, or

☐	a lump sum payment.

[2]	FORM OF PAYMENT – DISABILITY BENEFITS

I elect payment of my disability benefits as:       (select one)

☐	monthly installment payments for a period 120 months, as calculated under the SERP, or

☐	a lump sum payment.

BENEFICIARY DESIGNATION

Complete this Beneficiary Designation to designate a beneficiary to receive any death benefits payable under the SERP. Any beneficiary designation will remain in effect until modified by you and filed with the Plan Administrator or its designee during your lifetime.            (Please Print:)

Name: _______________________________________________	SSN: ____________________________________

Relationship : _________________________________________	Benefit Percent[2] : __________________________

Address: __________________________________________________________________________________________________

__________________________________________________________________________________________________________

Name: _______________________________________________	SSN: _____________________________________

Relationship : _________________________________________	Benefit Percent: ____________________________

Address: __________________________________________________________________________________________________

__________________________________________________________________________________________________________

If additional or contingent beneficiary designations are desired, please submit the necessary information to the Plan Administrator.

ACKNOWLEDGEMENT AND SIGNATURE

By signing this form, I acknowledge that:

[1]	I have received and read a copy of the SERP document;

[2]

I understand the conditions applicable to any changes I may make in the timing or form of distribution of my SERP benefits, including the specified employee 6-month delay rule and change in election 5-year delay rule, if applicable;

[3]	I am solely responsible for maintaining my current address and a Beneficiary Designation on file with the Plan Administrator; and

[4]	I agree to be bound by the terms and conditions of the SERP and any changes thereunder necessary to comply with the law (including Code Section 409A).

Signature: ______________________________________________

Name (please print): _______________________________ Date: ____________

[2]

If more than one beneficiary is listed, the total benefit percentages must equal 100%. If no benefit percentages are listed, any benefit payments to multiple beneficiaries will be paid on an equivalent basis.